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                                                                    Exhibit 10.1



                   FIRST AMENDMENT TO PARTICIPATION AGREEMENT
                              AND RELATED DOCUMENTS

                          dated as of October 30, 2000

                                      among

                            MINIMED DEVELOPMENT CORP.
                  as the Construction Agent and as the Lessee,

                  MINIMED INC. AND CERTAIN OF ITS SUBSIDIARIES

                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                  not individually, except as expressly stated
                     herein, but solely as the Owner Trustee
                   under the MiniMed Real Estate Trust 1999-1,

                           THE HOLDERS OF CERTIFICATES
         ISSUED BY THE AFOREMENTIONED TRUST, as the Certificateholders,

                    THE LENDERS PARTY HERETO, as the Lenders,

   THE REVOLVING CREDIT LENDERS PARTY HERETO, as the Revolving Credit Lenders,

                            THE BANK OF NOVA SCOTIA,
                             as Documentation Agent,

              ING BARINGS LLC (formerly ING Baring Furman Selz LLC)
                              as Syndication Agent,

                                       and

                             ING (U.S.) CAPITAL LLC,
          as the Agent for the Lenders and the Revolving Credit Lenders
               and as the Collateral Agent for the Owner Trustee,
    the Lenders, the Revolving Credit Lenders, and the Certificateholders to
                          the extent of their interests


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                   FIRST AMENDMENT TO PARTICIPATION AGREEMENT
                              AND RELATED DOCUMENTS


     THIS FIRST AMENDMENT TO PARTICIPATION AGREEMENT AND RELATED DOCUMENTS (the "Amendment"), dated as of October 30, 2000, among MINIMED DEVELOPMENT CORP., a Delaware corporation (the "Lessee" or the "Construction Agent"); the various parties hereto as guarantors (individually, a "Guarantor" and collectively, the "Guarantors"); FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not individually (in its individual capacity, the "Trust Company"), but solely as the Owner Trustee under the MiniMed Real Estate Trust 1999-1 (in such capacity the "Owner Trustee" or the "Lessor"); the various parties hereto as holders of certificates issued by the Owner Trustee with respect to the MiniMed Real Estate Trust 1999-1 (individually, a "Certificateholder" and collectively, the "Certificateholders"); the various parties hereto as Lenders (individually, a "Lender" and collectively, the "Lenders"); the various parties hereto as Revolving Credit Lenders (individually a "Revolving Credit Lender" and collectively the "Revolving Credit Lenders"), ING BARING LLC (formerly ING Baring Furman Selz LLC), a Delaware limited liability company, as syndication agent (the "Syndication Agent"), and ING (U.S.) CAPITAL LLC, a Delaware limited liability company, as the agent for the Lenders and the Revolving Credit Lenders (in such capacities, the "Agent") and as the collateral agent for the Owner Trustee, Lenders, Revolving Credit Lenders and Certificateholders, to the extent of their interests (in such capacity, the "Collateral Agent").

                              W I T N E S S E T H:

     RECITALS:

     A. The Lessee, Construction Agent, Guarantors, Trust Company, Owner Trustee, Lessor, Certificateholders, Lenders, Revolving Credit Lenders, Syndication Agent, Agent and the Collateral Agent have entered into a Participation Agreement dated as of May 18, 1999 (as heretofore amended, restated, modified or otherwise supplemented, the "Participation Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in Appendix A to the Participation Agreement.

     B. The Lessee, Construction Agent and Guarantors desire to amend the Participation Agreement and those Related Documents necessary to (i) increase the Total Funding Commitments, and (ii) permit specified additional capital expenditures in accordance with the terms herein set forth, and the Trust Company, Owner Trustee, Lessor, Certificateholders, Lenders, Revolving Lenders, Syndication Agent, Agent and Collateral Agent have agreed to so amend the Participation Agreement and such Related Documents on the terms and conditions set forth herein.

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     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. Amendments to the Participation Agreement.

     A. Appendix A to the Participation Agreement is hereby amended by replacing the definitions of "Certificateholder Commitment", "Consolidated Capital Expenditures", "Construction Period Termination Date", "Rent Commencement Date", "Total Certificateholder Commitment", "Total Lender Commitment", "Total Tranche A Commitment" and "Total Tranche B Commitment" with the following:

          "Certificateholder Commitment" shall mean, as to each Certificateholder, the obligation of such Certificateholder to make Certificateholder Advances pursuant to Section 3.01 of the Trust Agreement, in an aggregate amount up to the amount set forth opposite such Certificateholder's name on Schedule I of the Trust Agreement under the caption "Certificateholder Commitment" or in an assignment agreement executed and delivered by such Certificateholder pursuant to Section 11.08 of the Trust Agreement (as the same may be reduced or increased pursuant to Section 3.05B of the Trust Agreement).

          "Consolidated Capital Expenditures" shall mean, for any period, without duplication, the sum of (a) the gross dollar amount of additions during such period to property, plant, equipment and other fixed assets of MiniMed and its Subsidiaries, including those additions made in the ordinary course of business, plus (b) the aggregate amount of Capitalized Lease Obligations incurred during such period by MiniMed and its Subsidiaries, provided, however, that for purposes of calculating Consolidated Capital Expenditures for any period, Consolidated Capital Expenditures shall exclude Expansion Capital Expenditures.

          "Construction Period Termination Date" shall mean March 31, 2001.

          "Rent Commencement Date" shall mean the earlier of (a) Completion Date, or (b) March 31, 2001.

          "Total Certificateholder Commitment" shall mean, at any time, an amount equal to the aggregate amount of Certificateholder Commitments at such time. The Total Certificateholder Commitment is subject to reduction and increase pursuant to Section 3.05B of the Trust Agreement. As of the First Amendment Effective Date, the Total Certificateholder Commitment is $2,400,000.

          "Total Lender Commitment" shall mean, at any time an amount equal to the aggregate amount of Tranche A Commitments and Tranche B Commitments of all Lenders at such time. The Total Lender Commitment is subject to reduction



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and to increase pursuant to the Credit Agreement. As of the First Amendment
Effective Date, the Total Lender Commitment is $77,600,000.

          "Total Tranche A Commitment" shall mean, at any time, an amount equal to the aggregate amount of the Tranche A Commitments of all of the Tranche A Lenders at such time. The Total Tranche A Commitment is subject to reduction pursuant to Sections 4.05(a) and 9.02 of the Credit Agreement and to increase pursuant to Section 4.05(b) of the Credit Agreement. As of the First Amendment Effective Date, the Total Tranche A Commitment is $65,600,000.

          "Total Tranche B Commitment" shall mean, at any time, an amount equal to the aggregate amount of the Tranche B Commitments of all of the Tranche B Lenders at such time. The Total Tranche B Commitment is subject to reduction pursuant to Sections 4.05(a) and 9.02 of the Credit Agreement and to increase pursuant to Section 4.05(b) of the Credit Agreement. As of the First Amendment Effective Date, the Total Tranche B Commitment is $12,000,000.

     B. Appendix A to the Participation Agreement is hereby amended by inserting in alphabetical order the following new definitions:

          "Expansion Capital Expenditures" shall mean any Consolidated Capital Expenditures made during the Expansion Period and described on Schedule 2 to the Participation Agreement in an aggregate amount in any Fiscal Quarter not exceeding the respective "Total" amount for such Fiscal Quarter set forth on Schedule 2 to the Participation Agreement; provided however that the amount of Expansion Capital Expenditures permitted in any Fiscal Quarter during the Expansion Period in excess of Expansion Capital Expenditures made during such Fiscal Quarter shall be added to the amount of Expansion Capital Expenditures permitted to be made in any immediately succeeding Fiscal Quarter during the Expansion Period. For the avoidance of doubt, Consolidated Capital Expenditures made for any of the purposes (i.e., line items) described on Schedule 2 to the Participation Agreement up to the "Total" amount for any Fiscal Quarter shall constitute Expansion Capital Expenditures notwithstanding that the aggregate amount of such Consolidated Capital Expenditures for any specified purpose (i.e., line item) exceeds the amount set forth on Schedule 2 to the Participation Agreement for such purpose (i.e., line item).

          "Expansion Period" shall mean the period commencing on the first day of the third Fiscal Quarter of the 2000 Fiscal Year and ending on the last day of the 2001 Fiscal Year.

          "First Amendment" shall mean First Amendment to Participation Agreement and Related Documents, dated as of October 30, 2000, among the


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     Lessee, the Construction Agent, the Guarantors, the Trust Company, the
     Owner Trustee and Lessor, the Certificateholders, the Lenders, the Revolving Credit Lenders, the Syndication Agent, the Agent and the Collateral Agent.

          "First Amendment Effective Date" shall mean the "Amendment Effective Date" as such term is defined in Section 6 of the First Amendment.

          "First Amendment Fee Letter" shall mean the letter agreement, dated as of October 30, 2000, among the Lessee, the Parent Guarantor and the Collateral Agent.

     C. The Participation Agreement is hereby amended (i) by replacing Schedule 1 thereto in its entirety with Schedule 1 attached to this Amendment, (ii) by inserting Schedule 2 attached to this Amendment as Schedule 2 to the Participation Agreement, and (iii) by replacing Exhibit I to the Participation Agreement in its entirety with Exhibit I attached to this Amendment.

     SECTION 2. Amendment to the Trust Agreement. The Trust Agreement is hereby amended by replacing Schedule I thereto in its entirety with Schedule I attached to this Amendment.

     SECTION 3. Amendment to the Credit Agreement. The Credit Agreement is hereby amended by replacing the Tranche A Commitment, Tranche A Commitment Percentage, Tranche B Commitment and Tranche B Commitment Percentage of each Lender listed on the signature pages thereto with the respective Tranche A Commitment, Tranche A Commitment Percentage, Tranche B Commitment and Tranche B Commitment Percentage of such Lender listed on the signature pages to this Amendment.

     SECTION 4. Continuing Effectiveness of Participation Agreement and other Related Documents. The Participation Agreement and each of the other Related Documents shall remain in full force and effect in accordance with their respective terms, except as expressly amended or modified by this Amendment. Without limitation to the foregoing, (i) the Parent Guarantor hereby consents to the terms and provisions set forth in this Amendment and agrees and reaffirms that the Parent Guaranty will continue in full force and effect in accordance with its terms, except as expressly amended by this Amendment, (ii) each of the Subsidiary Guarantors consents to the terms and provisions set forth in this Amendment and agrees and reaffirms that the Subsidiary Guaranty will continue in full force and effect in accordance with its terms, except as expressly amended by this Amendment, (iii) the Lessee hereby consents to the terms and provisions set forth in this Amendment and agrees and reaffirms that the Master Lease will continue in full force and effect in accordance with its terms, except as expressly amended by this Amendment, and (iv) each of the parties to this Amendment acknowledges and agrees that, upon effectiveness of this Amendment and from and after the date thereof, each reference in any Related Document to the Participation Agreement (or Appendix A thereto), the Trust Agreement, the Credit Agreement, the Revolving Credit Agreement, the Master Lease and each other Related

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Document shall mean and be a reference to the Participation Agreement (or
Appendix A thereto), the Trust Agreement, the Credit Agreement, the Master Lease and each such other Related Document, in each case as amended by this Amendment.

     SECTION 5. Cost and Expenses. The Construction Agent, Lessee, Parent Guarantor and Subsidiary Guarantors each agree to pay all out-of-pocket expenses of the Collateral Agent for the negotiation, preparation, execution and delivery of this Amendment and all documents executed in connection therewith (including fees and expenses of counsel to the Collateral Agent).

     SECTION 6. Conditions Precedent to Effectiveness. This Amendment shall become effective upon the satisfaction of each of the conditions precedent set forth in this Section 6 (the date on which such conditions are satisfied shall be the "Amendment Effective Date"):

     A. The Collateral Agent shall have received, in form and substance acceptable to the Collateral Agent, an original counterpart of this Amendment duly executed and delivered by each of the parties hereto;

     B. The Collateral Agent shall have received, in form and substance acceptable to the Collateral Agent, new Notes and Certificates, in each case duly executed and delivered by the Trustee and reflecting the Tranche A Commitment, Tranche B Commitment and Certificateholder Commitment of each Lender and Certificateholder, as modified by this Amendment;

     C. The Collateral Agent shall have received, in form and substance acceptable to the Collateral Agent, (i) such amendments to the Security Documents, including, without limitation, the Deed of Trust, (ii) such endorsements to leasehold title and mortgagee title insurance policies delivered pursuant to Section 5.3 of the Participation Agreement or otherwise on the Effective Date as the Collateral Agent shall reasonably require in connection with the modification of the Commitments and Commitment Percentages of the Lenders and the Certificateholders pursuant to this Amendment and (iii) the Lessee and the Parent Guarantor shall have paid all taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration or any and all such amendments to the satisfaction of the Collateral Agent;

     D. The Collateral Agent shall have received in form and substance acceptable to the Collateral Agent, a duly executed counterpart of the First Amendment Fee Letter, and the Lessee shall have paid or caused to be paid to the Collateral Agent, for the account of the Lenders and Certificateholders, all fees payable thereunder on the Amendment Effective Date;



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     E. Each of the representations and warranties set forth in the
Participation Agreement and in each of the other Related Documents and each certificate delivered pursuant to any Related Document (including without limitation the Incorporated Representations and Warranties) shall be true and correct on and as of the Effective Date;

     F. The Collateral Agent shall have received (i) a certificate of the Secretary, an Assistant Secretary, Trust Officer or Vice President of the Trust Company in such other form as is acceptable to the Collateral Agent, attaching and certifying as to (A) the signing resolutions duly authorizing the execution, delivery and performance by the Lessor of each of the Related Documents to which it is or will be a party, (B) its articles of association or other equivalent charter documents and its by-laws, as the case may be, certified as of a recent date by an appropriate officer of the Trust Company and (C) the incumbency and signature of persons authorized to execute and deliver on its behalf the Related Documents to which it is a party and (ii) a good standing certificate from the Office of the Comptroller of the Currency;

     G. The Collateral Agent shall have received (i) a certificate from the Secretary of State of the state of incorporation of each of the Guarantor certifying that such Guarantor is in good standing in such state and certificates from the Secretary of State of each state in which a Guarantor is required to be in good standing, certifying that such Guarantor is authorized to do business in such state; and (ii) a certificate from the Secretary or an Assistant Secretary of each Guarantor certifying (A) as to the incumbency and signature of the officer of such Guarantor authorized to execute and deliver the Related Documents to which such Guarantor is a party and any certificate to be furnished thereto, (B) that attached thereto are true and complete of the charter and by-laws of such Guarantor and (C) that attached thereto is a true and complete copy of the Resolutions of the Board of Directors of such Guarantor authorizing the execution, delivery and performance of the Related Documents to which such Guarantor is a party and the transactions contemplated thereby, together with a certification by another officer of such Guarantor as to the incumbency and signature of such Secretary or Assistant Secretary;

     H. The Collateral Agent shall have received legal opinions, in form and substance acceptable to the Collateral Agent and addressing such matters relating to this Amendment as the Collateral Agent shall reasonably request, addressed to the Collateral Agent, the Agent, the Lenders, the Certificateholders and the Revolving Credit Lenders from (i) Brobeck Phleger & Harrison LLP, California and New York counsel for Lessee, Construction Agent and each Guarantor, and (ii) Eric Kentor, Esq., General Counsel to the Lessee, Construction Agent and each Guarantor;

     I. The Collateral Agent shall have received such other documents (certified if requested) as the Collateral Agent may reasonably request, with respect to this Amendment, the Participation Agreement, any other Related Document, the transactions contemplated hereby and thereby; and

     J. There shall not have occurred and be continuing any Potential Default or Event of


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Default under any of the Related Documents, and no Potential Default or Event of
Default under any of the Related Documents will have occurred after giving effect to the Funding requested by such Requisition.

     SECTION 7. Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

     SECTION 8. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     SECTION 9. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

     SECTION 10. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the Borrower may not assign or transfer its rights or obligations hereunder or under the Credit Agreement except in accordance with the terms of the Credit Agreement.

                         [SIGNATURES ON FOLLOWING PAGE]


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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                                 ING (U.S.) CAPITAL LLC, as
                                                 Collateral  Agent,  Agent,
                                                 Revolving Credit Lender, Lender
                                                 and Certificateholder
Tranche A Commitment: 11,689,565
Tranche A Commitment Percentage: 17.82%
Tranche B Commitment: 2,182,698
Tranche B Commitment Percentage:  18.19%         By: /s/ DOUG S. CLARIDA
Certificateholder Commitment: 1,122,319            ----------------------------
Certificateholder Commitment Percentage: 46.76%  Name:  Doug S. Clarida
                                                 Title: Vice President


                                                 CIBC INC., as Lender
Tranche A Commitment:  3,331,250
Tranche A Commitment Percentage: 5.08%
Tranche B Commitment: 609,375
Tranche B Commitment Percentage: 5.08%           By: /s/ TERENCE MOORE
Certificateholder Commitment: $0                   ----------------------------
Certificateholder Commitment Percentage: 0%      Name:  Terence Moore
                                                 Title: Executive Director

                                                 THE BANK OF NOVA SCOTIA,
                                                 as Lender
Tranche A Commitment: 12,174,598
Tranche A Commitment Percentage:  18.56%
Tranche B Commitment: 2,182,698
Tranche B Commitment Percentage:  18.19%         By: /s/ R. P. REYNOLDS
Certificateholder Commitment: $0                   ----------------------------
Certificateholder Commitment Percentage: 0%      Name:  R. P. Reynolds
                                                 Title: Director

                                                 MERRILL LYNCH BUSINESS
                                                 FINANCIAL SERVICES INC., as
                                                 Lender and Certificateholder
Tranche A Commitment: 6,834,588
Tranche A Commitment Percentage:  10.42%
Tranche B Commitment: 1,250,230
Tranche B Commitment Percentage:  10.42%         By: /s/ JEREMY M. DHEIN
Certificateholder Commitment: $274,557             ----------------------------
Certificateholder Commitment Percentage: 11.44%  Name:  Jeremy M. Dhein
                                                 Title: Vice President





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                                               COOPERATIEVE CENTRALE RAIFFEISEN-
                                               BOERENLEENBANK B.A., "RABOBANK
                                               NEDERLAND", NEW YORK BRANCH, as
                                               Lender
Tranche A Commitment: 8,744,531
Tranche A Commitment Percentage:  13.33%
Tranche B Commitment: 1,599,609
Tranche B Commitment Percentage:  13.33%       By: /s/ IAN REECE
Certificateholder Commitment: $0                 ----------------------------
Certificateholder Commitment Percentage: 0%    Name:  Ian Reece
                                               Title: Senior Vice President

                                               By: /s/ MICHAEL FABIANO
                                                 ----------------------------
                                               Name:  Michael Fabiano
                                               Title: Vice President


                                               SANWA BANK CALIFORNIA, as Lender
                                               and Certificateholder
Tranche A Commitment: 5,829,687
Tranche A Commitment Percentage:  8.89%
Tranche B Commitment: 1,066,406
Tranche B Commitment Percentage:  8.89%        By: /s/ CHUCK WEERASOORIYA
Certificateholder Commitment:  $213,281          ----------------------------
Certificateholder Commitment Percentage: 8.89% Name:  Chuck Weerasooriya
                                               Title: Vice President



                                               COMERICA WEST INCORPORATED,
                                               as Lender
Tranche A Commitment: 5,791,250
Tranche A Commitment Percentage:  8.83%
Tranche B Commitment: 1,059,375
Tranche B Commitment Percentage:  8.83%        By: /s/ EMMANUEL M. SKEVOFILAX
Certificateholder Commitment: $0                 ----------------------------
Certificateholder Commitment Percentage: 0%    Name:  Emmanuel M. Skevofilax
                                               Title: Vice President





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                                                 CITY NATIONAL BANK, as Lender
Tranche A Commitment: 11,204,531
Tranche A Commitment Percentage:  17.08%
Tranche B Commitment: 2,049,609
Tranche B Commitment Percentage: 17.08%          By: /s/ ARTHUR J. CARETTE
Certificateholder Commitment: $469,921             ----------------------------
Certificateholder Commitment Percentage: 19.58%  Name:  Arthur J. Carette
                                                 Title: Vice President


                                                 SCOTIABANC, INC.,
                                                 as Certificateholder
Tranche A Commitment: $0
Tranche A Commitment Percentage: 0%
Tranche B Commitment: $0
Tranche B Commitment Percentage: 0%              By: /s/ W. J. BROWN
Certificateholder Commitment: $319,922             ----------------------------
Certificateholder Commitment Percentage: 13.33%  Name:  W. J. Brown
                                                 Title: Managing Director









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                                 MINIMED INC, as the Parent Guarantor and as
                                 Borrower under the Revolving Credit Agreement


                                  By: /s/ TERRENCE H. GREGG
                                      -----------------------------------------
                                  Name:    Terrence H. Gregg
                                  Title:   President




                                  MINIMED DEVELOPMENT CORP., as the Construction Agent and as the Lessee


                                  By: /s/ TERRENCE H. GREGG
                                      -----------------------------------------
                                  Name:    Terrence H. Gregg
                                  Title:   President




                                  EACH OF THE SUBSIDIARIES OF THE
                                  PARENT GUARANTOR LISTED ON
                                  SCHEDULE 1 HERETO, as the Subsidiary
                                  Guarantors


                                  By: /s/ TERRENCE H. GREGG
                                      -----------------------------------------
                                  Name:    Terrence H. Gregg
                                  Title:   President